TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

NUMBER                       MEDITRUST CORPORATION                        SHARES
T            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

PREFERRED STOCK                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 58501T 50 4

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THIS CERTIFIES THAT




is the record holder of
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   FULLY PAID AND NON-ASSESSABLE SHARES OF 9% SERIES A CUMULATIVE REDEEMABLE
              PREFERRED STOCK OF THE PAR VALUE OF $.10 PER SHARE OF
                             MEDITRUST CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. Transfers of fractions of whole shares are permitted. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

MEDITRUST CORPORATION
     CORPORATE

       SEAL
       1979

     DELAWARE

           /s/ Michael S. Benjamin                /s/ David F. Benson
                  SECRETARY                            PRESIDENT

COUNTERSIGNED AND REGISTERED:
    STATE STREET BANK AND TRUST COMPANY
              TRANSFER AGENT AND REGISTRAR
BY


                      AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED AS TO THE STOCK OF MEDITRUST CORPORATION

                          AMERICAN BANK NOTE COMPANY.

              THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER
                         DESCRIBED ON THE REVERSE HEREOF

         THE SHARES OF MEDITRUST CORPORATION REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE BY-LAW RESTRICTIONS WHICH PROHIBIT ANY PERSON FROM ACQUIRING OR MAINTAINING ANY OWNERSHIP INTEREST IN THE STOCK OF THE TWO COMPANIES WHICH IS INCONSISTENT WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PERTAINING TO REAL ESTATE INVESTMENT TRUSTS, AND THE HOLDER OF THIS CERTIFICATE BY HIS ACCEPTANCE HEREOF CONSENTS TO BE BOUND BY SUCH RESTRICTIONS.

         MEDITRUST CORPORATION WILL FURNISH WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE BY-LAW PROVISIONS REFERENCED ABOVE AND THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

                         -----------------------------

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                  UNIF GIFT MIN ACT -- ______________Custodian ______________
TEN ENT -- as tenants by the entireties                                  (Cust)                   (Minor)
JT TEN  -- as joint tenants with right of                             under Uniform Gifts to Minors
           survivorship and not as tenants                            Act ________________________
           in common                                                             (State)

                                                 UNIF TRF MIN ACT  -- _________ Custodian (until age ______)
                                                                        (Cust)
                                                                      _____________ under Uniform Transfers
                                                                         (Minor)
                                                                      to Minors Act ________________________
                                                                                           (State)

    Additional abbreviations may also be used through not in the above list.

                            ------------------------

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________preferred shares of Meditrust Corporation represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named company with full power of substitution in the premises.

Dated____________________________

                                                  Signature(s) of Stockholder(s)

                                 _______________________________________________


Signature(s) Guaranteed: _______________________________________________________
                         The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFI-
CATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
MENT OR ANY CHANGE WHATEVER.